July 14, 2000

Dear Shareholder:

The first six months of 2000 have passed and we are pleased to provide you this "progress report" on our activities and financial results for the period. As one might imagine, the details of combining certain backroom and other functions into one area are many and time consuming, however, good progress is being made.

Since the conversion of Citizens data processing to Union in February, certain operational, loan review, audit/compliance and other processes have also been consolidated. The anticipated downsizing in Citizens' staff occurred in May with the associated non-recurring cost of severance payments reflected in personnel expense during the second quarter. The process of identifying and implementing changes to take advantage of economies of scale is an ongoing process.

The Audit Committee has been appointed with Directors Hovey, Marron and Rollins serving. The committee has been reviewing audit procedures and scope for our upcoming audit this year.

Citizens Savings Bank and Trust Company plans to introduce the NetTeller Internet banking product early in the fourth quarter. This product was introduced at Union Bank late in 1999 with more than 1,000 customers now taking advantage of "24x7 banking hours." Along a similar line, the 22nd ATM in our system was recently installed at Ben and Jerry's Waterbury factory/tour facility. Electronic Banking continues to grow in popularity.

Of significant note is recent approval by the American Stock Exchange
(AMEX) for listing of Union Bankshares, Inc. stock under the symbol UNB. Final listing and "first day" trading should begin during the week of July 10th. AMEX listing should provide better liquidity and help establish a more consistent trading environment for our shareholders.

On the next page are the unaudited financial statements for your company. Earnings increased 11.4%, loans 5.9%, and assets 2.2% year to date versus 1999. Our merger plan calls for earnings growth to increase this year as the effects of consolidating the two companies' operations should improve performance.

Enclosed is a dividend check or advice of deposit representing a dividend of $.24 per share to shareholders of record July 7, 2000.

Sincerely,




/s/  W. Arlen Smith                    /s/  Kenneth D. Gibbons
-------------------                    -----------------------
W. Arlen Smith                         Kenneth D. Gibbons
Chairman                               President


                                 SHAREHOLDER
                                 ASSISTANCE
                                     AND
                            INVESTOR INFORMATION

If you need assistance with a change in registration of certificates, reporting lost certificates, nonreceipt or loss of dividend checks, information about the Company, or to receive copies of financial reports, please contact us at the address and phone number listed below:

                  Corporate Name:    Union Bankshares, Inc.
                  Transfer Agent:    Union Bank
                                     P.O. Box 667
                                     Morrisville, VT
                                     05661-0667

                           Phone:    802-888-6600
                             Fax:    802-888-4921
                           Email:    depops@together.net
                         Website:    www.unionbankvt.com

CONSOLIDATED BALANCE SHEETS (unaudited)
---------------------------------------------------------------------------
                                          June 30, 2000   June 30, 1999

ASSETS
Cash and Due from Banks                    $ 11,611,820    $ 10,813,171
Federal Funds Sold                            5,090,958      10,176,206
Interest Bearing Deposits                     2,045,151       2,379,401
U.S. Government Securities                   29,770,488      31,688,062
State and Municipal Securities                4,735,488       4,974,588
Corporate Securities                         21,903,676      20,875,112
Loans, net                                  212,070,757     200,266,230
  Less:  Reserve for Loan Losses             (2,934,253)     (2,889,891)
Bank Building and Equipment, net              3,960,199       4,271,770
Other Real Estate Owned                          98,705         419,123
Other Assets                                  6,458,574       5,509,357
                                           ----------------------------
      Total Assets                         $294,811,563    $288,483,129
                                           ============================
LIABILITIES AND SHAREHOLDERS' EQUITY
Demand Deposits                            $ 32,990,009    $ 31,207,008
Savings and Time Deposits                   215,541,679     215,870,489
Other Liabilities                            13,151,083       9,433,687
Common Stock                                  6,526,978       6,526,378
Paid in Capital                                 238,353         236,029
Retained Earnings                            28,971,740      27,149,031
Accumulated Other Comprehensive Income       (1,015,828)       (347,042)
Treasury Stock at Cost                       (1,592,451)     (1,592,451)
                                           ----------------------------
      Total Liabilities and
       Shareholders' Equity                $294,811,563    $288,483,129
                                           ============================

CONSOLIDATED STATEMENTS OF INCOME (unaudited)
---------------------------------------------------------------------------
                                    June 30, 2000   June 30, 1999   June 30, 2000    June 30, 1999
                                          (3 months ended)                (6 months ended)

Interest Income                       $5,912,201      $5,616,026      $11,655,699     $11,141,438
Interest Expense                       2,379,325       2,248,747        4,645,498       4,496,905
                                      -----------------------------------------------------------
  Net Interest Income                  3,532,876       3,367,279        7,010,201       6,644,533
Less:  Provision for Loan Losses          62,500          87,498          125,000         187,498
                                      -----------------------------------------------------------
  Net Interest Income after
   Loan Loss Provision                 3,470,376       3,279,781        6,885,201       6,457,035
Trust Income                              34,474          31,107           76,219          67,716
Other Income                             600,020         650,599        1,206,371       1,236,680
Other Operating Expenses:
  Salaries                             1,211,609       1,054,071        2,310,877       2,087,602
  Employee Benefits                      297,075         236,949          576,690         498,593
  Occupancy                              135,270         133,236          292,547         276,902
  Equipment                              229,861         286,425          530,368         539,497
  Other                                  763,134         718,725        1,434,645       1,452,755
                                      -----------------------------------------------------------
      Total                            2,618,949       2,429,406        5,145,127       4,855,349
                                      -----------------------------------------------------------
Net Income before Tax                  1,485,921       1,532,081        3,022,664       2,906,082
Income Tax Expense                       317,844         489,922          776,930         890,504
                                      -----------------------------------------------------------
  Net Income                          $1,168,077      $1,042,159      $ 2,245,734     $ 2,015,578
                                      ===========================================================
  Earnings per Share                  $     0.38      $     0.34      $      0.74     $      0.66
  Book value per share                                                $     10.90     $     10.53

                                DIRECTORS OF
                           UNION BANKSHARES, INC.
                          W. Arlen Smith, Chairman
                              Cynthia D. Borck
                            William T. Costa, Jr.
                             Kenneth D. Gibbons
                               Peter M. Haslam
                            Franklin G. Hovey II
                              William F. Kinney
                              Richard C. Marron
                              Robert P. Rollins
                                Jerry S. Rowe
                             Richard C. Sargent
                              Walter M. Sargent

                                 OFFICERS OF
                           UNION BANKSHARES, INC.

W. Arlen Smith                                                    Chairman
Cynthia D. Borck                                            Vice President
Kenneth D. Gibbons                                               President
Peter M. Haslam                                                  Secretary
Marsha A. Mongeon                                 Vice President/Treasurer
Jerry S. Rowe                                               Vice President

                        DIRECTORS OF CITIZENS SAVINGS
                           BANK AND TRUST COMPANY

                              Cynthia D. Borck
                            J.R. Alexis Clouatre
                            William T. Costa, Jr.
                               Dwight A. Davis
                             Kenneth D. Gibbons
                            Franklin G. Hovey II
                                Jerry S. Rowe
                              Joseph M. Sherman

                        OFFICERS OF CITIZENS SAVINGS
                           BANK AND TRUST COMPANY

Michelle Brochu                                              Vice President
Patricia G. Coffin                               Auditor/Compliance Officer
John Dinsmore                                           Assistant Treasurer
Tracey D. Holbrook                                 Assistant Vice President
Susan O. Laferriere                                          Vice President
Dennis J. Lamothe                                                 Treasurer
Barbara A. Olden                                   Assistant Vice President
Jerry S. Rowe                                                     President
Wendy L. Somers                                               Trust Officer
David A. Weed                                                Vice President

                           DIRECTORS OF UNION BANK

                          W. Arlen Smith, Chairman
                              Cynthia D. Borck
                             Kenneth D. Gibbons
                               Peter M. Haslam
                              William F. Kinney
                             Richard C. Marron
                              Robert P. Rollins
                             Richard C. Sargent
                              Walter M. Sargent

                           OFFICERS OF UNION BANK

Wanda L. Allaire                                   Assistant Vice President
Ethan A. Allen, Jr.                                          Vice President
Rhonda L. Bennett                                            Vice President
Cynthia D. Borck                                      Senior Vice President
Fern C. Farmer                                     Assistant Vice President
Patsy S. French                                    Assistant Vice President
Kenneth D. Gibbons                                                President
Nathaniel M. Hayward                                Commercial Loan Officer
Claire A. Hindes                                        Assistant Treasurer
Patricia N. Hogan                                            Vice President
Peter R. Jones                                               Vice President
Margaret S. Lambert                                Assistant Vice President
Marsha A. Mongeon                                    Senior Vice President/
                                                                  Treasurer
Freda T. Moody                                     Assistant Vice President
Karen Carlson Noyes                                Assistant Vice President
Colleen D. Putvain                                      Assistant Treasurer
Judith A. Schraven                                   Human Resource Officer
Ruth P. Schwartz                                             Vice President
David S. Silverman                                    Senior Vice President
JoAnn A. Tallman                                        Assistant Secretary
Francis E. Welch                                   Assistant Vice President
Craig S. Wiltshire                                           Vice President

                            UNION BANK OFFICES

     Morrisville                                     Jeffersonville
20 Lower Main Street*                                80 Main Street*
   (802) 888-6600                                    (802) 644-6600

    Northgate Plaza*                                    Hyde Park
      Route 100                                      250 Main Street
    (802) 888-6860                                   (802) 888-6880

        Stowe                                        Remote ATM's at:
    Stowe Village*                              Smugglers' Notch Resort (2)
Park and Pond Streets                              Johnson State College
   (802) 253-6600                                    Copley Hospital
                                                  Cold Hollow Cider Mill
1857 Mountain Road                                  Trapp Family Lodge
    Route 108                                   Stowe Mountain Resort (3)
  (802) 253-6642                                Big John's Riverside Store
                                                     Ben and Jerry's

     Hardwick                                            Express
103 VT Route 15*                                       Telebanking
 (802) 472-8100                                       (802) 888-6448
                                                      (800) 583-2869
    Johnson
198 Lower Main Street*
   (802) 635-6600

                             www.unionbankvt.com

*   ATM's at these branches

               CITIZENS SAVINGS BANK AND TRUST COMPANY OFFICES

    St. Johnsbury                                   Remote ATM's at:
364 Railroad Street*                               East Burke, Route 114
   (802) 748-3131                                     Danville, Route 2

325 Portland Street                                   Express Phone
   (802) 748-3121                                       Banking
                                                     (802) 748-0815
                                                     (800) 748-1018
     Lyndonville
  183 Depot Street*
   (802) 626-3100

   St. Johnsbury
       Center
Green Mountain Mall*
1998 Memorial Drive
   (802) 748-2454

                                www.csbtc.com

*   ATM's at these branches